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                             THE VANTAGEPOINT FUNDS
 Supplement dated April 5, 2006 to the Prospectus dated May 1, 2005, as amended
     February 24, 2006, January 25, 2005, January 4, 2006, October 6, 2005,
                         June 30, 2005 and May 23, 2005

     This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The following information replaces the "Frequent Trading Generally" subsection on page 62 of the Prospectus:

The Funds discourage short-term or frequent trading, often referred to as "market timing," in Fund shares and seek to restrict or reject such trading or take other action to prevent it when identified and judged by the Funds or its transfer agent or adviser to be detrimental to the interests of the Fund and its long-term shareholders. The Funds are intended for long-term investment. Frequent purchases and redemptions of Fund shares may present risks for the Funds and their long-term shareholders as described below.

FREQUENT TRADING GENERALLY -- The Board of Directors has adopted the following policies regarding frequent trading in Fund shares:

The following trading practices generally will result in the Funds taking action as described under "Consequences of Frequent Trading" below: (1) three or more "roundtrips" in the same Fund within any rolling 90 day period or (2) ten or more "roundtrips" in the same Fund within any rolling 365 day period. A "roundtrip" is a purchase of a Fund's shares followed by a redemption of the same Fund's shares during the relevant period. For example, three purchases and three redemptions must occur within a 90 day period or ten purchases and ten redemptions must occur within a 365 day period. If trading activity in a Fund reaches or exceeds either threshold described above, the Fund normally will take action to deter future frequent trading in the Fund, as discussed below. The Funds also may take action, even if the above thresholds are not met, if the trading is deemed to be disruptive for other reasons (e.g., excessively large trade amount).

The Funds may change the definition of frequent trading at any time without prior notice, depending upon factors such as the protection of the best interests of long-term investors and/or state or Federal regulatory requirements. It is expected that this policy will change over time to reflect the changing nature and strategies of frequent traders.

Certain types of transactions generally do not raise frequent trading concerns and normally will not require application of the Funds' restrictions on frequent trading. These transactions include but are not limited to: (1) reinvestment of dividends; (2) automatic investment/contribution, asset allocation (including accounts maintained under investment advisory programs or agreements) or withdrawal plans (including regularly scheduled and required minimum distributions); (3) retirement plan loan distributions and repayments; (4) certain retirement plan withdrawal events; (5) transactions initiated by a plan sponsor; and (6) transfers of assets that are non-investor driven.

The following information replaces the "Consequences of Frequent Trading for Investors" subsection on pgs. 62-63 of the Prospectus:

CONSEQUENCES OF FREQUENT TRADING -- If the Funds' investment adviser or transfer agent becomes aware that an investor may be engaged in frequent trading in a Fund as described above, and they conclude that such trading may be detrimental to the Fund, one or more of the following actions may be taken:

Account Monitoring and Shareholder Communications -- The Funds and their service providers may increase the monitoring of the investor's account(s) based on trading activity and account history, and may communicate with the investor either over the phone or in writing about trading activities in an effort to deter such activities. If such communications fail to deter the frequent or otherwise harmful trading activity, further action may be taken, as discussed below.

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Barring Future Purchases -- The Funds may temporarily (e.g., for a period of 180 days) or permanently bar the investor's future purchases into the Fund (or other Funds) or may limit the amount, number or frequency of any future purchases and/or the method by which the investor may request future purchases and redemptions.

Rejecting, Canceling and Revoking Purchases and Exchanges -- The Funds' investment adviser and/or transfer agent, on behalf of the Funds, may reject any purchase or exchange order for any series for any reason in their sole discretion, including for suspicion of frequent trading. Further, purchase orders placed in violation or suspected violation of the Funds' frequent trading policy are not necessarily deemed accepted by the Funds and may be cancelled or revoked by the Funds' transfer agent effective the next business day following receipt by the Funds.

The following information replaces the subsection "Steps to Reduce Frequent Trading" on page 63 of the Prospectus:

STEPS TO REDUCE FREQUENT TRADING -- From time to time, the Funds' adviser and/or transfer agent may use several methods in an effort to reduce the risks of frequent trading. These may include one or more of the following:

     (1) reviewing recent trades in Fund shares in an effort to identify possible frequent trading activity;

     (2) refusing, barring, or otherwise limiting purchase orders;

     (3) closing shareholder accounts and involuntarily redeeming Fund shares as permitted by law;

     (4) imposing specific limitations on transfers in the International Fund and the Overseas Equity Index Fund (see below); and

     (5) using a third party fair valuation model to provide fair value prices for certain foreign equity securities.

The Funds also reserve the right to reject any order to purchase shares of any Fund when, in management's judgment and in its sole discretion, rejection of an order is in the best interests of the Funds and their long-term shareholders.

The following information replaces the second paragraph in the subsection "Trading Through Intermediaries" on page 63 of the Prospectus:

While the Funds' investment adviser and transfer agent will encourage financial intermediaries to apply the Funds' frequent trading policy to their customers who invest indirectly in the Funds, the Funds' investment adviser and transfer agent are limited in their ability to monitor the trading activity or enforce the Fund's frequent trading policy with respect to customers of financial intermediaries. For example, should it occur, the Funds' investment adviser and transfer agent may not be able to detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds' frequent trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity, the Funds' investment adviser and transfer agent may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's frequent trading policy.

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The following information replaces the subsection "No Exceptions" on page 63 of the Prospectus:

Although the Funds, its investment adviser and transfer agent endeavor to apply the Funds' frequent trading policies uniformly, monitoring and evaluating the potential detrimental or harmful effects of frequent trading on the Funds involves inherently subjective judgments. The Funds, its investment adviser and transfer agent will not knowingly accommodate trading activity that they have identified as being detrimental to the Funds by, or make any exceptions to the Funds' frequent trading policies with respect to such trading activity for, any particular Fund shareholder or category of shareholders.

Add the following information immediately following the subsection "Transfer Policy for Vantagepoint International Fund and Vantagepoint Overseas Equity Fund" on page 64 of the Prospectus:

NO ASSURANCES -- The Funds will take steps to detect and deter harmful frequent trading, but there can be no assurances that all such trading will be detected or prevented. The Funds reserve the right to amend this policy at any time.

                         [End of Prospectus Supplement]

                               VANTAGEPOINT FUNDS

                                                            SUPP-014-200601-322F
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